                                                                   EXHIBIT 99.30

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-2
               -------------------------------------------------

                 Monthly Period:                  12/1/00 to
                                                  12/31/00
                 Distribution Date:               1/19/01
                 Transfer Date:                   1/18/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1999-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------
    1.    The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                                            Class A                                     $5.92875
                                                            Class B                                     $6.14403
                                                            Excess Collateral Amount                    $5.54167

    2.    The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                                            Class A                                     $5.92875
                                                            Class B                                     $6.14403
                                                            Excess Collateral Amount                    $5.54167

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-2
Page 2

    3.    The amount of the distribution set forth in paragraph 1
          above in respect of principal on the Certificates, per
          $1,000 original certificate principal amount
                                                            Class A                                     $0.00000
                                                            Class B                                     $0.00000
                                                            Excess Collateral Amount                    $0.00000

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.    Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period
          which were allocated in respect of the Certificates
                                                            Class A                               $67,307,501.07
                                                            Class B                               $ 6,075,785.01
                                                            Excess Collateral Amount              $ 7,691,335.49
                                                                                                  --------------
                                                            Total                                 $81,074,621.57

    2.    Allocation of Finance Charge Receivables
          ----------------------------------------

          (a1)  The aggregate amount of Allocations of Finance
                Charge Receivables processed during the Monthly
                Period which were allocated in respect of the
                Certificates
                                                            Class A                                $7,519,093.33
                                                            Class B                                $  678,757.16
                                                            Excess Collateral Amount               $  859,223.62
                                                                                                   -------------
                                                            Total                                  $9,057,074.11

          (b1)  Principal Funding Investment Proceeds (to Class A)                                         $0.00
          (b2)  Withdrawals from Reserve Account (to Class A)                                              $0.00
                                                                                                   -------------
                Class A Available Funds                                                            $7,519,093.33

          (c1)  Principal Funding Investment Proceeds (to Class B)                                   $      0.00
          (c2)  Withdrawals from Reserve Account (to Class B)                                        $      0.00
                Class B Available Funds                                                              $678,757.16

          (d1)  Principal Funding Investment Proceeds (to CIA)                                       $      0.00
          (d2)  Withdrawals from Reserve Account (to CIA)                                            $      0.00
                CIA Available Funds                                                                  $859,223.62

          (e1)  Total Principal Funding Investment Proceeds                                                $0.00
          (e2)  Investment Earnings on deposits to Reserve Account                                         $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-2
Page 3

    3.    Principal Receivable / Investor Percentages
          -------------------------------------------

          (a)  The aggregate amount of Principal Receivables in
               the Trust as of 12/31/00                                                       $36,665,932,688.35

          (b)  Invested Amount as of 12/31/00
               (Adjusted Class A Invested Amount
               during Accumulation Period)
                                                            Class A                              $500,000,000.00
                                                            Class B                              $ 45,180,000.00
                                                            Excess Collateral Amount             $ 57,230,000.00
                                                                                                 ---------------
                                                            Total                                $602,410,000.00

          (c)  The Floating Allocation Percentage:
                                                            Class A                                       1.375%
                                                            Class B                                       0.124%
                                                            Excess Collateral Amount                      0.157%
                                                                                                          ------
                                                            Total                                         1.656%

          (d)  During the Amortization Period: The Invested Amount
               as of ______ (the last day of the Revolving Period)
                                                            Class A                                        $0.00
                                                            Class B                                        $0.00
                                                            Excess Collateral Amount                       $0.00
                                                                                                           -----
                                                            Total                                          $0.00

          (e)  The Fixed/Floating Allocation Percentage:
                                                            Class A                                       1.375%
                                                            Class B                                       0.124%
                                                            Excess Collateral Amount                      0.157%
                                                                                                          ------
                                                            Total                                         1.656%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-2
Page 4

    4.    Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a) 35 - 64 days                                                                     $  518,381,000.45
          (b) 65 - 94 days                                                                     $  376,121,357.80
          (c) 95 - 124 days                                                                    $  285,646,320.17
          (d) 125 - 154 days                                                                   $  237,788,846.10
          (e) 155 - 184 days                                                                   $  193,364,977.00
          (f) 185 or more days                                                                 $            0.00
                                                            Total                              $1,611,302,501.52

    5.    Monthly Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during the
               Monthly Period allocable to the Invested Amount
               (the aggregate "Investor Default Amount")
                                                            Class A                                $2,364,112.10
                                                            Class B                                $  213,360.22
                                                            Excess Collateral Amount               $  270,141.18
                                                                                                   -------------
                                                            Total                                  $2,847,613.50

    6.    Investor Charge-Offs & Reimbursements of Charge-Offs.
          ----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the  Excess Collateral Amount
                                                            Class A                                        $0.00
                                                            Class B                                        $0.00
                                                            Excess Collateral Amount                       $0.00
                                                                                                           -----
                                                            Total                                          $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-2
Page 5

          (b) The aggregate amount of Class A Investor Charge-
              Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                                                            Class A                                        $0.00
                                                            Class B                                        $0.00
                                                            Excess Collateral Amount                       $0.00
                                                                                                           -----
                                                            Total                                          $0.00

    7.    Investor Servicing Fee
          ----------------------
          (a) The amount of the Investor Monthly Servicing Fee
              payable by the Trust to the Servicer for the
              Monthly Period

                                                            Class A                                  $625,000.00
                                                            Class B                                  $ 56,475.00
                                                            Excess Collateral Amount                 $ 71,537.50
                                                                                                     -----------
                                                            Total                                    $753,012.50


    8.    Reallocated Principal Collections
          ---------------------------------
              The amount of Reallocated Excess Collateral Amount
              and Class B Principal Collections applied in respect
              of Interest Shortfalls, Investor Default Amounts or Investor
              Charge-Offs for the prior month.

                                                            Class B                                        $0.00
                                                            Excess Collateral Amount                       $0.00
                                                                                                           -----
                                                            Total                                          $0.00

    9.    Excess Collateral Amount
          (a) The amount of the Excess Collateral Amount as of the
              close of business on the related Distribution Date after
              giving effect to withdrawals, deposits and payments to
              be made in respect of the preceding month                                           $57,230,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-2
Page 6

    10.   The Portfolio Yield
          -------------------
              The Portfolio Yield for the related Monthly Period                                          12.37%

    11.   The Base Rate
          -------------
              The Base Rate for the related Monthly Period                                                 8.88%

C   Information Regarding the Principal Funding Acccount
    ----------------------------------------------------

    1.    Accumulation Period

    (a)   Accumulation Period commencement date                                                       12/01/2005

    (b)   Accumulation Period Length (months)                                                                  2

    (c)   Accumulation Period Factor                                                                        7.32

    (d)   Required Accumulation Factor Number                                                                  8

    (e)   Controlled Accumulation Amount                                                         $301,205,000.00

    (f)   Minimum Payment Rate (last 12 months)                                                           12.89%

    2.    Principal Funding Account
          -------------------------

          Beginning Balance                                                                                $0.00
              Plus:  Principal Collections for related Monthly Period from
                     Principal Account                                                                      0.00
              Plus:  Interest on Principal Funding Account Balance for
                     related Monthly Period                                                                 0.00

              Less:  Withdrawals to Finance Charge Account                                                  0.00
              Less:  Withdrawals to Distribution Account                                                    0.00
          Ending Balance                                                                                    0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-2
Page 7

    3.    Accumulation Shortfall
          ----------------------

                    The Controlled Deposit Amount for the previous
                    Monthly Period                                                                         $0.00

             Less:  The amount deposited into the Principal Funding
                    Account for the Previous Monthly Period                                                $0.00

                    Accumulation Shortfall                                                                 $0.00
                                                                                                           -----
                    Aggregate Accumulation Shortfalls                                                      $0.00

    4.    Principal Funding Investment Shortfall
          --------------------------------------

                    Covered Amount                                                                         $0.00

             Less:  Principal Funding Investment Proceeds                                                  $0.00
                                                                                                           -----
                    Principal Funding Investment Shortfall                                                 $0.00
                                                                                                           -----

D.  Information Regarding the Reserve Account
    -----------------------------------------

    1.    Required Reserve Account Analysis
          ---------------------------------

          (a) Required Reserve Account Amount percentage                                                0.00000%

          (b) Required Reserve Account Amount ($)                                                          $0.00
              (0.5% of Invested Amount or other amount
              designated by Transferor)

          (c) Required Reserve Account Balance after effect of
              any transfers on the Related Transfer Date                                                   $0.00

          (d) Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date                                                  $0.00

    2.    Reserve Account Investment Proceeds
          -----------------------------------
          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date                                              $0.00

    3.    Withdrawals from the Reserve Account
          ------------------------------------
          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the related Transfer                                            $0.00
          Date (1 (d) plus 2 above)

    4.    The Portfolio Adjusted Yield
          ----------------------------
          The Portfolio Adjusted Yield for the related Monthly Period                                      4.04%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                              First USA Bank, National Association
                              as Servicer



                              By:  /s/ Tracie Klein
                                  --------------------------------
                                   Tracie Klein
                                   First Vice President